                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                                 __X__
Filed by a Party other than the Registrant              _____

Check the appropriate box:

__X__  Preliminary Proxy Statement

_____  Confidential, for use of the Commission Only (as permitted by
          Rule 14a-6(e)(2)

_____  Definitive Proxy Statement

_____  Definitive Additional materials

_____  Soliciting Material Pursuant to ss.240.14a-l l(c) or ss.240.14a-12

--------------------------------------------------------------------------------

                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INVESTMENT TRUST
                    AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                    AMERICAN CENTURY MUNICIPAL TRUST

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

__X__  No fee required.

_____  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

_____ Fee paid previously with preliminary materials.

                                      Proxy
                                    Statement

            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                    American CENTURY TARGET MATURITIES TRUST
                                 April 15, 2002

                      Important Voting Information Inside!

                            LETTER FROM THE PRESIDENT

                          American Century Investments
                                4500 Main Street
                           Kansas City, Missouri 64111

                                 April 15, 2002

Dear American Century Shareholder,

I am writing to inform you of the upcoming Special Meeting of the shareholders of your fund to be held on Friday, August 2, 2002. At this meeting, you are being asked to vote on important proposals affecting your fund. The Board of
Trustees/Directors of your fund believes that these proposals are in the funds'
and your best interest.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT
AND VOTE YOUR SHARES TODAY.

The Board of Trustees/Directors of the funds has unanimously approved these proposals and recommends a vote "FOR" each proposal. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact us at 1-800-331-8331.

To more efficiently handle this proxy solicitation, we have hired Alamo Direct to act as our proxy solicitor. They might be calling you during the solicitation process to ask if you have questions or concerns about the voting process and to assist you with your vote.

I appreciate your consideration of these important proposals. Thank you for investing with American Century and for your continued support.

Sincerely,

/s/Randall W. Merk
Randall W. Merk
President and Chief Investment Officer

                             PROXY STATEMENT SUMMARY

The following Q&A is a brief summary of the proposals to be considered at the
Special Meeting. The information below is qualified in its entirety by the more detailed information contained elsewhere in this proxy statement. Please read all the enclosed proxy materials before voting.

If you own other American Century funds and/or accounts, you may receive additional proxy statements and voting cards in a separate mailing. It is important that you vote ALL proxy cards that you receive. PLEASE REMEMBER TO
VOTE YOUR SHARES AS SOON AS POSSIBLE.

When will the Special Meeting be held? Who is eligible to vote?

The meeting will be held on Friday, August 2, 2002, at 10 a.m. Central time at
American Century's offices at 4500 Main Street, Kansas City, Missouri. Please note that this will be a business meeting only. There will be no presentations about the funds. The record date for the meeting is the close of business on
April 5, 2002. Only shareholders who own shares of a fund at that time are entitled to vote at the meeting.

Why are the funds having a Special Meeting?

Shareholders are being asked to consider the following proposals:

      Proposal                                                    Funds Affected
      --------                                                    --------------

   1. To elect a Board of Trustees/Directors of eight members;          all
   2. To transact such other business as may come                       all
      before the meeting, although we are not aware
      of any other items to be considered.

How do the Trustees/Directors recommend that I vote on these proposals?

The Board of Trustees/Directors unanimously recommends that you vote "FOR" each
Proposal.

Who are the nominees for Trustee or Director? Have all of them been elected before?

The Nominating Committee of your Board of Trustees/Directors has proposed that shareholders elect eight members to the Board of Trustees/Directors. The nominees are:

                                                     Albert Eisenstat
                                                     Ronald J. Gilson
                                                     Kathryn A. Hall
                                                     William M. Lyons
                                                     Myron S. Scholes
                                                     Kenneth E. Scott
                                                     James E. Stowers III
                                                     Jeanne D. Wohlers

Albert Eisenstat, Kathryn A. Hall, and William M. Lyons are being considered by shareholders for the first time. A full discussion of the proposal to elect
Trustees/Directors begins on page .

When will the proposals take effect if they are approved?

If approved, the proposals will be effective immediately upon approval.

Who is asking for my vote?

Your Board of Trustees/Directors is asking you to sign and return the enclosed proxy card so your votes can be cast at the Special Meeting. In the unlikely event your fund's meeting is adjourned, these proxies also would be voted at the reconvened meeting.

How do I vote my shares?

We've made it easy for you. You can vote online, by phone, by mail, by fax or in person at the Special Meeting. To vote online, access the Web site listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by telephone, call the toll-free number listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by mail, complete, sign and send us the enclosed proxy voting card in the enclosed postage-paid envelope. To vote by fax, complete and sign the proxy voting card and fax both sides of the card to the toll-free number listed on your proxy card. You also may vote in person at the meeting on Friday, August 2, 2002.

Your shares will be voted EXACTLY as you tell us. If you simply sign the enclosed proxy card and return it, we will follow the recommendation of your
Board of Trustees/Directors and vote it "FOR" the proposals.

If I send my proxy in now as requested, can I change my vote later?

Yes! A proxy can be revoked at any time using any of the voting procedures described on your proxy vote card or by attending the meeting and voting in person. Even if you plan to attend the meeting and vote in person, we ask that you return the enclosed proxy vote card. Doing so will help us achieve a quorum for the meeting.

If you have any questions regarding the proxy statement or need assistance in voting your shares, please call us at 1-800-331-8331.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To be held on August 2, 2002

                          American Century Investments
                                P. O. Box 419200
                        Kansas City, Missouri 64141-6200
                                 1-800-331-8331

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the various series ("Funds" and, individually, a "Fund") of American Century California
Tax-Free and Municipal Funds, American Century Government Income Trust, American
Century International Bond Funds, American Century Investment Trust, American
Century Municipal Trust, American Century Target Maturities Trust, each a
Massachusetts business trust, and American Century Quantitative Equity Funds, a
California corporation (each individually a "Company" and, collectively, the
"Companies"), will be held at the Companies' offices at 4500 Main Street, Kansas
City, Missouri, on Friday, August 2, 2002, at 10 a.m. Central time, for the following purposes:

PROPOSAL 1.   To elect a Board of Trustees/Directors of eight members to hold office until their successors are duly elected and qualified;

PROPOSAL 2.   To transact such other business as may properly come before the meeting or any adjournment thereof.

This is a notice and proxy statement for the funds. The shareholders of each fund will vote only on those matters being considered by their fund. If you own shares of more than one of the funds (or more than one class of a fund), each of your funds (or classes) should be listed on the enclosed proxy voting card.
Please complete, sign and return the enclosed proxy voting card.

Shareholders of record as of the close of business on April 5, 2002, are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached proxy statement.

We urge you to complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided so you will be represented at the meeting.

THE BOARD OF TRUSTEES/DIRECTORS OF EACH COMPANY UNANIMOUSLY RECOMMENDS THAT YOU
CAST YOUR VOTE "FOR" EACH OF THE PROPOSALS.

April 15, 2002

BY ORDER OF THE BOARDS OF TRUSTEES/DIRECTORS

David C. Tucker
Senior Vice President

                               DETAILED DISCUSSION
                                 OF PROXY ISSUES

                                 April 15, 2002

The enclosed proxy is solicited by the Board of Trustees/Directors of the
American Century investment companies listed on the cover of this proxy statement in connection with a Special Meeting of shareholders to be held on
Friday, August 2, 2002. The Special Meeting will be held at American Century's offices at 4500 Main Street, Kansas City, Missouri, at 10 a.m. Central time, and any adjournments thereof. In this proxy statement, an individual investment company will be referred to as a "Company," while, as a group, they will be called the "Companies." The shares of capital stock of each Company entitled to vote at the meeting are issued in series representing different investment portfolios. A single series is called a "fund," while the series as a group will be called the "funds."

This notice of meeting and proxy statement are first being mailed to shareholders on or around April 23, 2002. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or other electronic means by representatives of American Century Investment Management, Inc., the funds'
investment advisor. In addition, Alamo Direct, a proxy solicitation firm, will be paid to solicit shareholders on behalf of the funds. The total anticipated cost of such services to be rendered by Alamo Direct is estimated to be
$__________. Supplemental solicitations for the meeting may be made by Alamo
Direct, either personally or by mail, telephone or facsimile.

The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the funds.

VOTING OF PROXIES. If you vote your proxy now, you may revoke it before the meeting using any of the voting procedures described on your proxy vote card or by attending the meeting and voting in person. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of all proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

Each Fund may be divided into one or more classes. All classes of shares of a fund have identical voting rights, except that where a proposal affects only one class, only that class is entitled to vote on the proposal. The number of outstanding votes of each fund and each class of a fund, where applicable, as of the close of business on March 15, 2002, is:

                  LIST OUTSTANDING SHARES OF EACH FUND BY CLASS

Because the record date is April 5, 2002, the total number of votes by class at the meeting may be different.

Only those shareholders owning shares as of the close of business on April 5,
2002, may vote at the meeting or any adjournments thereof. Each share of each series or class gets one vote for each dollar of a Fund's net asset value the share represents. If a proposal being considered at the Special Meeting does not receive enough "FOR" votes by Friday, August 2, 2002, to constitute approval of the proposals being considered at the meeting, the named proxies may propose adjourning the Special Meeting to allow the gathering of more proxy votes. An adjournment requires a vote "FOR" by a majority of the votes present at the meeting (whether in person or by proxy). The named proxies will vote the "FOR"
votes they have received in favor of the adjournment, and any "AGAINST" or
"ABSTAIN" votes will count as votes against adjournment. An abstention on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote against such proposal.

Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the meeting. Abstentions and broker non-votes will, however, be considered to be votes "AGAINST" the proposals.

QUORUM. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The quorum for the Special Shareholders Meeting is
50% of the outstanding shares of each Company entitled to vote at the meeting.
Shares may be represented in person or by proxy. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes are not received to approve the proposals, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies for which they are required to vote "FOR" the proposals in favor of such adjournments, and will vote those proxies for which they are required to vote
"AGAINST" such proposals against any such adjournments.

SHAREHOLDER VOTE REQUIRED.

Each nominee will be re-elected to the Board of Trustees/Directors of a Company if he or she receives the approval of a majority of the votes of that Company represented at the meeting, provided at least a quorum (50% of the outstanding votes), is represented in person or by proxy. Each Company undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder's investment. The election of trustees/directors is determined by the votes received from all the Company's shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group. By completing the proxy, you give the named proxies the right to cast your votes. If you elect to withhold authority for any nominees, you may do so by striking a line through the nominee name on the proxy, as further explained on the proxy voting card itself.

Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the meeting. Abstentions and broker non-votes will, however, be considered to be votes "AGAINST" the proposals.

COST OF PROXY SOLICITATION. The expenses in connection with preparing this Proxy
Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the funds.

INVESTMENT MANAGER. American Century Investment Management, Inc. ("ACIM") is
each Company's investment manager. American Century Services Corporation
("ACSC"), an affiliate of ACIM, provides each Company with transfer agency services. ACIM and ACSC are wholly owned subsidiaries of American Century
Companies, Inc. ("ACC"). The mailing address of ACC, ACIM, ACSC and the funds is
P.O. Box 419200, Kansas City, Missouri 64141-6200.

DISTRIBUTOR. American Century Investment Services, Inc. ("ACIS") is each
Company's principal underwriter. ACIS's mailing address is P.O. Box 419200,
Kansas City, Missouri 64141-6200.

ANNUAL REPORT. Each Fund will furnish, without charge, a copy of its most recent annual and semiannual report upon request. To request these materials, please call us at 1-800-331-8331.

                                 SHARE OWNERSHIP

The following table sets forth, as of the close of business as of March 15,
2002, the share ownership of those shareholders known by ACIM to own more than
5% of a fund's outstanding shares.

                                                                   Percent of
                                                                  Outstanding
Name of Record Owner            Shares Owned                        Shares

As of March 15, 2002, the officers and directors of the fund, as a group, owned less than 1% of any fund's outstanding shares.

                                   PROPOSAL 1:
                         ELECTION OF TRUSTEES/DIRECTORS

--------------------------------------------------------------------------------

Nominees

The Board of Trustees/Directors of the Companies has nominated eight individuals
(the "Nominees") for election to the Board. At the meeting, the shareholders of each Fund will be asked to elect the Nominees to serve on the Board of
Trustees/Directors. It is intended that the enclosed Proxy will be voted FOR the election of the eight Nominees named below as Trustees/Directors, unless such authority has been withheld in the Proxy. The term of office of each person elected as Trustee/Director will be until his or her successor is duly elected and shall qualify. Information regarding each Nominee is set forth below. Each
Nominee has consented to serve as a Trustee/Director if elected.

Shareholders are being asked to elect the Nominees to serve on the Board of
Trustees/Directors of the Companies in order to ensure that at least two-thirds of the members of the Board have been elected by the shareholders of the
Companies as required by the Investment Company Act of 1940, as amended (the
"Investment Company Act"). The Investment Company Act provides that vacancies on the Board of Trustees/Directors may not be filled by Trustees/Directors unless thereafter at least two-thirds of the Trustees/Directors shall have been elected by shareholders. To ensure continued compliance with this requirement without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Special Meeting to elect the eight Nominees to hold office until the next meeting of shareholders. Consistent with the provisions of the Company's by-laws, and as permitted by Massachusetts and California law, the
Companies do not anticipate holding annual shareholder meetings. Thus, the
Trustees/Directors will be elected for indefinite terms, subject to termination or resignation. Each Nominee has indicated a willingness to serve as a member of the Board of Trustees/Directors if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, Management has no reason to believe that any Nominee will be unavailable for election. In evaluating the
Nominees, the Trustees/Directors took into account their background and experience, including their familiarity with the issues relating to these types of funds and investments as well as their careers in business, finance, marketing and other areas. The Trustees/Directors also considered the experience of the Nominees as Trustees or Directors of certain American Century Funds.

--------------------------------------------------------------------------------

Information Regarding Nominees

The individuals listed in the table below serve as Trustees/Directors or officers of the Funds. Trustees/Directors listed as interested persons of the
Funds (as defined in the Investment Company Act) are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC)
or its wholly-owned subsidiaries, including the Funds' investment adviser,
American Century Investment Management, Inc. (ACIM); the Funds' principal underwriter, American Century Investment Services, Inc. (ACIS); and the Funds'
transfer agent, American Century Services Corporation (ACSC).

The other Trustees/Directors, (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS and ACSC.

All persons named as officers of the Funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the
Funds. The listed officers are interested persons of the Funds.

                                                                                                        Number of
                                                                                                        Portfolios
                                                                                                        in Fund
                                                     Length                                             Complex           Other
                                 Position(s)         of Time                                            Overseen          Directorships
                                 Held with           Served           Principal Occupation(s)           byTrustee/        Held by
Name, Address (Age)              Fund                (years)          During Past 5 Years               Director          Trustee/Director

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Interested Trustees/Directors
.....................................................................................................................................
James E. Stowers III             Trustee/Director    6                Co-Chairman, ACC                  76                None
4500 Main Street                 Chairman                             (September 2000 to present)
Kansas City, MO 64111            of                                   Co-Chief Investment Officer,
(42)                             the Board                            U.S. Equities (September 2000
                                                                      to February 2001)
                                                                      Chief Executive Officer, ACC
                                                                      ACIM, ACSC and
                                                                      other ACC subsidiaries
                                                                      (June 1996 to September 2000)
                                                                      President, ACC (January 1995
                                                                      to June 1997)
                                                                      President, ACIM and ACSC
                                                                      (April 1993 to August 1997)
                                                                      Director, ACC, ACIM, ACSC and other ACC
                                                                      subsidiaries

William M. Lyons                 Trustee/Director    1                Chief Executive Officer, ACC      38                None
4500 Main Street                                                      and other ACC subsidiaries
Kansas City, MO 64111                                                 (September 2000 to present)
(46)                                                                  President, ACC (June 1997
                                                                      to present)
                                                                      Chief Operating Officer
                                                                      ACC (June 1996 to
                                                                      September 2000)
                                                                      General Counsel, ACC, ACIM,
                                                                      ACIS, ACSC and other ACC
                                                                      subsidiaries (June 1989 to
                                                                      June 1998)
                                                                      Executive Vice President,
                                                                      ACC (January 1995
                                                                      to June 1997)
                                                                      Also serves as: Executive
                                                                      Vice President and Chief
                                                                      Operating Officer, ACIM,
                                                                      ACSC and other ACC
                                                                      subsidiaries, and
                                                                      Executive Vice President
                                                                      of other ACC subsidiaries
                                                                      Director, ACIM, ACSC and other
                                                                      ACC subsidiaries

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Independent Trustees/Directors
Albert Eisenstat                 Trustee/Director    6                General Partner,                  38                Independent Director,
1665 Charleston Road                                                  Discovery Ventures                                  Sungard Data Systems (1991 to present)
Mountain View, CA 94043                                               (Venture capital firm,                              Independent Director, Business Objects S/A
(71)                                                                  1996 to 1998)                                       (1994 to present)

.....................................................................................................................................
Ronald J. Gilson                 Trustee/Director    6                Charles J. Meyers Professor       38                None
1665 Charleston Road                                                  of Law and Business,
Mountain View, CA 94043                                               Stanford Law School
(55)                                                                  (1979 to present)
                                                                      Mark and Eva Stern
                                                                      Professor of Law and
                                                                      Business, Columbia
                                                                      University School of Law
                                                                      (1992 to present)
                                                                      Counsel, Marron, Reid &
                                                                      Sheehy (a San Francisco
                                                                      law firm, 1984 to present)
Kathryn A. Hall                  Trustee/Director    0                President and Managing            38                Director, Princeton University.
1665 Charleston Road                                                  Director, Laurel Management                         Investment Company and
Mountain View, CA 94043                                               Company, L.L.C                                      Stanford Management Company
(44)                                                                (1989 to present)

Myron S. Scholes                 Trustee/Director    21               Partner, Oak Hill Capital         38                Director, Dimensional Fund Advisors
1665 Charleston Road                                                  Management, (1999-present)                          (investment advisor, 1982 to present)
Mountain View, CA 94043                                               Principal, Long-Term                                Director, Smith Breeden Family of
(60)                                                                  Capital Management                                  Funds (1992 to present)
                                                                      (investment advisor,
                                                                      1993 to January 1999)
                                                                      Frank E. Buck Professor
                                                                      of Finance, Stanford
                                                                      Graduate School of Business
                                                                      (1981 to present)

------------------------------------------------------------------------------------------------------------------------------------
Kenneth E. Scott                 Trustee/Director    30               Ralph M. Parsons Professor        38                Director, RCM Capital Funds, Inc.
1665 Charleston Road                                                  of Law and Business,                                (1994 to present)
Mountain View, CA 94043                                               Stanford Law School
(73)                                                                  (1972 to present)

.....................................................................................................................................
Jeanne D. Wohlers                Trustee/Director    17               Director and Partner,,            38                Director, Indus International
1665 Charleston Road                                                  Windy Hill Productions, LP                          (software solutions,
Mountain View, CA 94043                                               (educational software,                              January 1999 to present)
(56)                                                                  1994 to 1998)                                       Director, Quintus Corporation
                                                                                                                          (automation solutions,
                                                                                                                          1995 to present)

------------------------------------------------------------------------------------------------------------------------------------
Officers
William M. Lyons                 President           1                See entry above under             38                See entry above under
4500 Main Street                                                      "Interested Trustees/Directors"                     "Interested Trustees/Directors"
Kansas City, MO 64111
(46)

.....................................................................................................................................
Robert T. Jackson                Executive           1                Chief Administrative Officer      Not               Not applicable.
4500 Main St.                    Vice                                 and Chief Financial Officer,      applicable
Kansas City, MO 64111            President                            ACC (August 1997 to present)
(55)                             and                                  President, ACSC
                                 Chief                                (January 1999 to present)
                                 Financial                            Executive Vice President, ACC
                                 Officer                              (May 1995 to present)
                                                                      Also serves as: Executive Vice
                                                                      President and Chief Financial Officer,
                                                                      ACIM, ACIS and other ACC subsidiaries

Maryanne Roepke, CPA             Senior Vice         1                Senior Vice President and         Not               Not applicable
4500 Main St.                    President,                           Assistant Treasurer, ACSC         applicable
Kansas City, MO 64111            Treasurer
(45)                             and Chief
                                 Accounting
                                 Officer
David C. Tucker                  Senior Vice         3                Senior Vice President, ACIM,      Not               Not applicable
4500 Main St.                    President                            ACIS, ACSC and other ACC          applicable
Kansas City, MO 64111            and                                  subsidiaries
(43)                             General                              (June 1998 to present)
                                 Counsel                              General Counsel, ACC,
                                                                      ACIM, ACIS, ACSC and
                                                                      other ACC subsidiaries
                                                                      (June 1998 to present)
                                                                      Consultant to mutual
                                                                      fund industry
                                                                      (May 1997 to April 1998)

.....................................................................................................................................
C. Jean Wade                     Controller          5                Vice President, ACSC              Not               Not applicable
4500 Main St.                                                         (February 2000 to present)        applicable
Kansas City, MO 64111                                                 Controller-Fund Accounting,
(37)                                                                  ACSC
.....................................................................................................................................
Robert Leach                     Controller         4                 Vice President, ACSC              Not applicable    Not applicable
4500 Main St.                                                         February 2000 to present)
Kansas City, MO 64111                                                 Controller-Fund Accounting,
(35)                                                                  ACSC

Jon Zindel                       Tax Officer         4                Vice President, Corporate Tax,    Not               Not applicable
4500 Main Street                                                      ACSC (April 1998 to present)      applicable
Kansas City, MO 64111                                                 Vice President, ACIM, ACIS
(34)                                                                  and other ACC subsidiaries
                                                                      (April 1999 to present)
                                                                      President, American Century
                                                                      Employee Benefit Services, Inc.
                                                                      (January 2000 to December 2000)
                                                                      Treasurer, American Century
                                                                      Ventures, Inc.
                                                                      (December 1999 to January 2001)
                                                                      Director of Taxation, ACSC
                                                                      (July 1996 to April 1998)

------------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF TRUSTEES/DIRECTORS

The Board of Trustees/Directors oversees the management of all Funds issued by the American Century investment companies listed on the cover of this Proxy
Statement and meets at least quarterly to review reports about Fund operations.
Although the Board of Trustees/Directors does not manage the Funds, it has hired the advisor to do so. The Trustees/Directors, in carrying out their fiduciary duty under the Investment Company Act of 1940, are responsible for approving new and existing management contracts with the funds' advisor. In carrying out these responsibilities, the board reviews material factors to evaluate such contracts, including (but not limited to) assessment of information related to the advisor's performance and expense ratios, estimates of income and indirect benefits (if any) accruing to the advisor, the advisor's overall management and projected profitability, and services provided to the funds and their investors.

The Board has the authority to manage the business of the Funds on behalf of their investors, and it has all powers necessary or convenient to carry out that responsibility. Consequently, the Trustees/Directors may adopt Bylaws providing for the regulation and management of the affairs of the Funds and may amend and repeal them to the extent that such Bylaws do not reserve that right to the
Funds' investors. They may fill vacancies in or reduce the number of board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more
Trustees/Directors who may exercise the powers and authority of the Board to the extent that the Trustees/Directors determine. They may, in general, delegate such authority as they consider desirable to any officer of the Funds, to any
Committee of the Board and to any agent or employee of the Funds or to any custodian, transfer or investor servicing agent, or principal underwriter. Any determination as to what is in the interests of the Funds made by the
Trustees/Directors in good faith shall be conclusive.

Committees

The Board of Trustees/Directors has four standing committees to oversee specific functions of the funds' operations. Information about these committees appears in the table below. The Trustee/Director first named serves as chairman of the committee.

                                                                                                                           Meetings Held

                                                                                                                           During last

Committee           Members                     Function                                                                   Fiscal Year
------------------------------------------------------------------------------------------------------------------------------------
Audit               Jeanne D. Wohlers           The Audit Committee recommends the engagement of the                       5
                    Albert Eisenstat            funds' independent auditors and oversees its activities.
                    Kenneth E. Scott            The committee receives reports from the advisor's Internal
                                                Audit Department, which is accountable to the committee.
                                                The committee also receives reporting about compliance
                                                matters affecting the Trust.
.....................................................................................................................................
Nominating          Kenneth E. Scott            The Nominating Committee primarily considers and                           5
                    Ronald J. Gilson            recommends individuals for nomination as trustees/directors. The
                    Albert Eisenstat            names of potential trustee/director candidates are drawn from a
                    Myron S. Scholes            number of sources, including recommendations from members
                    Jeanne D. Wohlers           of the board, management and shareholders. This committee
                                                also reviews and makes recommendations to the board with
                                                respect to the composition of board committees and other
                                                board-related matters, including its organization, size,
                                                composition, responsibilities, functions and compensation.
Portfolio           Myron S. Scholes            The Portfolio Committee reviews quarterly the investment                   5
                    Ronald J. Gilson            activities and strategies used to manage fund assets. The
                                                committee regularly receives reports from portfolio managers, credit analysts and other investment personnel concerning
                                                the funds' investments.

Quality             Ronald J. Gilson            The Quality of Service Committee reviews the level and quality             5
of                  Myron S. Scholes            of transfer agent and administrative services provided to the
Service             William M. Lyons            funds and their shareholders. It receives and reviews reports comparing those services to those of fund competitors and
                                                seeks to improve such services where feasible and appropriate.
------------------------------------------------------------------------------------------------------------------------------------

Selection of Independent Auditors

The 1940 Act requires that a fund's independent auditors be selected by a majority of those Trustees/Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund. One of the purposes of the Audit Committee is to recommend to the Funds' Board of Trustees/Directors the selection, retention or termination of independent auditors for the Funds. A copy of the
Audit Committee's charter, which describes the Audit Committee's purposes, duties and powers, is attached as Appendix I to this Proxy Statement.

At meetings held according to the following schedule, the Audit Committee recommended, and the Board of Trustees/Directors, including a majority of those
Trustees/Directors who are not "interested persons," approved the selection of
PricewaterhouseCoopers LLP as the independent auditor for each Fund overseen by the Board.

Fund Company                                             Date Approved by Board           Fiscal Year End
------------                                             ----------------------           ---------------
American Century Investment Trust                             03/13/02                      02/28/03
American Century Government Income Trust                      03/13/02                      03/31/03
American Century Municipal Trust                              03/06/01                      05/31/02
American Century California Tax-Free and Municipal Funds      08/06/01                      09/30/02
American Century Target Maturities Trust                      08/06/01                      09/30/02
American Century Quantitative Equity Funds                    12/14/01                      12/31/02
American Century International Bond Funds                     12/14/01                      12/31/02

PricewaterhouseCoopers LLP, a major international accounting firm, has acted as auditor of the Funds overseen by the Board of Trustees/Directors since October
1997. After reviewing the audited financial statements for all fiscal years ending in 2001, the Audit Committee recommended to the Board of
Trustees/Directors that such financial statements be included in each Fund's annual report to shareholders. A copy of the Audit Committee's report for each
Fund is attached as Appendix II to this Proxy Statement.

Audit Fees. For the fiscal year ending in 2001, PricewaterhouseCoopers LLP billed American Century funds $754,825.00 for services rendered for the audit of each fund's annual financial statements.

All Other Fees. For the fiscal years ending in 2001, PricewaterhouseCoopers LLP billed American Century funds $1,125,719.00 for services other than those described above. The Audit Committee considered the compatibility of these non-audit services with PricewaterhouseCoopers' independence.

Compensation of Trustees/Directors

The Trustees/Directors serve as trustees or directors for eight American Century investment companies. Each Trustee/Director who is not an interested person as defined in the Investment Company Act receives compensation for service as a member of the Board of Trustees/Directors of all eight companies based on a schedule that takes into account the number of meetings attended and the assets of the Funds for which the meetings are held. These fees and expenses are divided among the eight investment companies based, in part, upon their relative net assets. Under the terms of the management agreement with the advisor, the
Funds are responsible for paying such fees and expenses.

The following table shows the aggregate compensation paid by the American
Century investment companies listed on the cover of this Proxy Statement for the periods indicated to each Trustee/Director who is not an interested person as defined in the Investment Company Act.

Aggregate Trustee/Director Compensation for Fiscal Years Ended in 2001

                                   Total Compensation         Total Compensation from the
Name of Trustee                    from the Funds(1)          American Century Family of Funds(2)
.....................................................................................................................................
Albert Eisenstat                   $79,250                    $79,250
Ronald J. Gilson                   $87,250                    $87,250
Kathryn A. Hall                    $ 3,250                    $ 3,250
Myron S. Scholes                   $70,250                    $79,250
Kenneth E. Scott                   $81,500                    $81,500
Jeanne D. Wohlers                  $75,500                    $75,500
------------------------------------------------------------------------------------------------------------------------------------

1 Includes compensation paid to the Trustees/Directors during the fiscal years ended in 2001, and also includes amounts deferred at the election of the
Trustees/Directors under the Amended and Restated American Century Mutual Funds
Deferred Compensation Plan for Non-Interested Directors. The total amount of deferred compensation included in the preceding table is as follows:
Mr. Gilson, $87,250; Mr. Scholes, $70,250; Mr. Scott, $40,750; and Ms. Wohlers,
$49,830.

2 Includes compensation paid by the eight investment company members of the
American Century family of funds served by this Board of Trustees/Directors.

3 Ms. Hall was paid as a member of the Funds' Advisory Board.

The Funds have adopted the Amended and Restated American Century Deferred
Compensation Plan for Non-Interested Directors. Under the plan, the independent
Trustees/Directors may defer receipt of all or any part of the fees to be paid to them for serving as trustees of the Funds.

All deferred fees are credited to an account established in the name of the
Trustees/Directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American Century funds that are selected by the Trustee/Director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees/Directors are allowed to change their designation of mutual funds from time to time.

No deferred fees are payable until such time as a Trustee/Director resigns, retires or otherwise ceases to be a member of the Board of Trustees/Directors.
Trustees/Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a Trustee/Director, all remaining deferred fee account balances are paid to the Trustee's/Director's beneficiary or, if none, to the Trustee's/Director's estate.

The plan is an unfunded plan and, accordingly, the Funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the Funds have voluntarily funded their obligations. The rights of Trustees/Directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the Funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

No deferred fees were paid to any Trustee/Director under the plan during the fiscal years ended in 2001.

Ownership of Fund Shares

The Trustees/Directors owned shares in the Funds as of December 31, 2001, as shown in the table below:

                                                                           Name of Trustee/Director(1)
------------------------------------------------------------------------------------------------------------------------------------

                                                      James E.          William M.         Albert              Ronald J.
                                                     Stowers III           Lyons          Eisenstat             Gilson
------------------------------------------------------------------------------------------------------------------------------------
Dollar Range of Equity Securities in the Funds:
  Capital Preservation                                    A                  A                A                    E
  California High-Yield Municipal                         A                  A                A                    C
  California Intermediate-Term Tax-Free                   A                  A                A                    C
  California Limited-Term Tax-Free                        A                  A                A                    A
  Diversified Bond                                        A                  A                A                    A
  Prime Money Market                                      B                  C                E                    E

                                                                           Name of Trustee/Director(1)
------------------------------------------------------------------------------------------------------------------------------------

                                                      James E.          William M.         Albert              Ronald J.
                                                     Stowers III           Lyons          Eisenstat             Gilson
------------------------------------------------------------------------------------------------------------------------------------
Dollar Range of Equity Securities in the Funds:
  Premium Money Market                                    A                  A                A                    A
  Target Maturities Trust:  2005                          A                  A                A                    A
  Target Maturities Trust:  2010                          A                  A                A                    A
  Target Maturities Trust:  2015                          A                  A                A                    A
  Target Maturities Trust:  2020                          A                  A                A                    A
  Target Maturities Trust:  2025                          A                  A                A                    B
  Target Maturities Trust:  2030                          A                  A                A                    A
  Florida Municipal Bond                                  A                  A                A                    A
  Arizona Municipal Bond                                  A                  A                A                    A
  High-Yield Municipal                                    A                  A                A                    A
  Ginnie Mae                                              A                  C                A                    A
  Government Agency Money Market                          A                  A                A                    A
  Short-Term Government                                   A                  A                A                    A
  Inflation-Adjusted Bond                                 A                  A                A                    A
  Global Gold                                             A                  A                A                    A
  Income & Growth                                         A                  E                A                    A
  Equity Growth                                           A                  C                A                    D
  Utilities                                               A                  A                A                    A
  Global Natural Resources                                A                  A                A                    A
  Small Cap Quantitative                                  A                  E                A                    A
  International Bond                                      A                  A                A                    A
Aggregate Dollar Range of Equity
Securities in all Registered Investment
Companies Overseen by Trustee/Director in
Family of Investment Companies                            E                  E                E                    E
------------------------------------------------------------------------------------------------------------------------------------

                                                                       Name of Trustee/Director(1)
------------------------------------------------------------------------------------------------------------------------------------

                                                       Myron S.          Kenneth E.       Jeanne D.
                                                       Scholes             Scott           Wohlers
------------------------------------------------------------------------------------------------------------------------------------
Dollar Range of Equity Securities in the Funds:
  Capital Preservation                                    C                  C                A
  California High-Yield Municipal                         A                  A                A
  California Intermediate-Term Tax-Free                   A                  E                A
  California Limited-Term Tax-Free                        A                  E                A
  Diversified Bond                                        A                  A                A
  Prime Money Market                                      A                  D                C
  Premium Money Market                                    A                  A                A

                                                                       Name of Trustee/Director(1)
------------------------------------------------------------------------------------------------------------------------------------

                                                       Myron S.          Kenneth E.       Jeanne D.
                                                       Scholes             Scott           Wohlers
------------------------------------------------------------------------------------------------------------------------------------
Dollar Range of Equity Securities in the Funds:
  Target Maturities Trust:  2005                          A                  A                A
  Target Maturities Trust:  2010                          A                  A                A
  Target Maturities Trust:  2015                          A                  A                A
  Target Maturities Trust:  2020                          A                  A                A
  Target Maturities Trust:  2025                          A                  A                A
  Target Maturities Trust:  2030                          A                  A                A
  Florida Municipal Bond                                  A                  A                A
  Arizona Municipal Bond                                  A                  A                A
  High-Yield Municipal                                    A                  A                A
  Ginnie Mae                                              A                  C                A
  Government Agency Money Market                          A                  C                C
  Short-Term Government                                   A                  D                A
  Inflation-Adjusted Bond                                 A                  A                A
  Global Gold                                             A                  A                A
  Income & Growth                                         C                  D                A
  Equity Growth                                           D                  A                C
  Utilities                                               A                  A                A
  Global Natural Resources                                A                  A                A
  Small Cap Quantitative                                  A                  A                A
  International Bond                                      A                  A                A
Aggregate Dollar Range of Equity
Securities in all Registered Investment
Companies Overseen by Trustee/Director in
Family of Investment Companies                            E                  E                E

Ranges: A-none, B-$1-$10,000, C-$10,001-$50,000, D-$50,001-$100,000, E-More than $100,000

1 Kathryn A. Hall did not own any shares as of December 31, 2001.

------------------------------------------------------------------------------------------------------------------------------------

Voting Information

Each Nominee will be elected to the Board of Trustees/Directors of the Companies if he or she receives the approval of a majority of the votes of each Company represented at the meeting, provided at least a quorum (50% of the outstanding votes), is represented in person or by proxy. The election of Trustees/Directors is determined by the votes received from all shareholders of each Company without regard to whether a majority of shares of any one Fund voted in favor of a particular Nominee or all Nominees as a group. By completing the proxy, you give the named proxies the right to cast your votes. If you elect to withhold authority for any nominees, you may do so by striking a line through the Nominee name on the proxy, as further explained on the proxy itself. The Board of
Trustees/Directors does not contemplate that any Nominee will be unable to serve as a member of the Board of Trustees/Directors for any reason, but if that should occur prior to the Special Meeting, the individuals named as proxies reserve the right to substitute another person or persons of their choice as
Nominee or Nominees.

THE BOARD OF TRUSTEES/DIRECTORS, INCLUDING THE INDEPENDENT TRUSTEES/DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

Schedule I:  Number of Outstanding Votes as of March 15, 2002 (Data to be included with definitive filing.)

APPENDIX I.

                             AMERICAN CENTURY FUNDS
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

ORGANIZATION

*   The Audit Committee of the Board of Directors shall be composed entirely of directors who are independent of the management of the Funds and have no relationship with the Funds that might interfere with the exercise of their independence as committee members.

STATEMENT OF PURPOSE

*   The Audit Committee shall be responsible for assisting the Directors in fulfilling their responsibilities to the shareholders in the areas of the
    Funds' accounting and financial reporting policies and practices, internal controls and compliance with applicable laws and regulations.

*   The Audit Committee shall oversee the independent audit of the Funds'
    financial statements.

*   The Audit Committee shall be responsible for fostering communication of information among the Directors, internal auditors and independent auditors.

*   The Audit Committee shall act as a liaison between the Funds' independent auditors and the full Board of Directors.

    The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

DUTIES AND POWERS

The Audit Committee shall have the following duties and responsibilities:

*   To recommend to the Board of Directors the selection, retention or termination of the Funds' independent auditors and evaluate the independence of such auditors;

*   To meet with the Funds' independent auditors, including private meetings, as necessary;

    *   to review the arrangements for and the scope of the current year's annual audit and any special audits;

    *   to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of such audits;

    *   to consider the independent auditors' comments with respect to the
        Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and

    *   to review the form of opinion the independent auditors propose to render to the Board of Directors and the shareholders;

*   To review the auditors' assessment of the adequacy and effectiveness of the
    Funds' internal controls and elicit recommendations for improving such controls;

*   To review the fees charged for Fund auditing and other services provided by the independent auditors pursuant to engagements authorized by the Committee or the Board of Directors;

*   To assess significant risks or exposures identified by the auditors and steps recommended to minimize such risks and exposures;

*   To review and consider changes in Fund accounting policies or practices proposed by management or the independent auditors;

*   To retain outside counsel or other experts at the expense of the Funds in order to fully discharge its responsibilities;

*   To investigate any matters brought to the Audit Committee's attention that are within the scope of its duties; and

*   To review this Charter at least annually and recommend any changes to the full Board of Directors.

MEETINGS

*   The Audit Committee shall hold regular meetings and special meetings, if necessary, to carry out its designated duties and responsibilities.

*   The Audit Committee shall meet regularly with the Treasurer and internal auditors.

APPENDIX II.

American Century California Tax-Free and Municipal Funds

Report of the Audit Committee

The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Directors/Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the
Fund including the auditor's letter and the matters in the written disclosure required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the Fund's independent auditors the overall scope and plans for the audits. The Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees/Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to shareholders for the year ended August 31, 2001. The Committee and the Board also have approved the selection of PricewaterhouseCoopers, LLP as the Fund's independent auditors.

Jeanne D. Wohlers, Committee Chair
Albert Eisenstat, Committee Member
Kenneth E. Scott, Committee Member

American Century Government Income Trust

Report of the Audit Committee

The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Directors/Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the
Fund including the auditor's letter and the matters in the written disclosure required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the Fund's independent auditors the overall scope and plans for the audits. The Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees/Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to shareholders for the year ended March 31, 2001. The Committee and the Board also have approved the selection of PricewaterhouseCoopers, LLP as the Fund's independent auditors.

Jeanne D. Wohlers, Committee Chair
Albert Eisenstat, Committee Member
Kenneth E. Scott, Committee Member

American Century International Bond Funds

Report of the Audit Committee

The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Directors/Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the
Fund including the auditor's letter and the matters in the written disclosure required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the Fund's independent auditors the overall scope and plans for the audits. The Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees/Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to shareholders for the year ended December 31, 2001. The Committee and the Board also have approved the selection of PricewaterhouseCoopers, LLP as the Fund's independent auditors.

Jeanne D. Wohlers, Committee Chair
Albert Eisenstat, Committee Member
Kenneth E. Scott, Committee Member

American Century Investment Trust

Report of the Audit Committee

The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Directors/Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the
Fund including the auditor's letter and the matters in the written disclosure required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the Fund's independent auditors the overall scope and plans for the audits. The Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees/Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to shareholders for the year ended February 28, 2001. The Committee and the Board also have approved the selection of PricewaterhouseCoopers, LLP as the Fund's independent auditors.

Jeanne D. Wohlers, Committee Chair
Albert Eisenstat, Committee Member
Kenneth E. Scott, Committee Member

American Century Municipal Trust

Report of the Audit Committee

The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Directors/Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the
Fund including the auditor's letter and the matters in the written disclosure required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the Fund's independent auditors the overall scope and plans for the audits. The Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees/Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to shareholders for the year ended May 31, 2001. The Committee and the Board also have approved the selection of PricewaterhouseCoopers, LLP as the Fund's independent auditors.

Jeanne D. Wohlers, Committee Chair
Albert Eisenstat, Committee Member
Kenneth E. Scott, Committee Member

American Century Quantitative Equity Funds

Report of the Audit Committee

The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Directors/Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the
Fund including the auditor's letter and the matters in the written disclosure required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the Fund's independent auditors the overall scope and plans for the audits. The Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees/Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to shareholders for the year ended December 31, 2001. The Committee and the Board also have approved the selection of PricewaterhouseCoopers, LLP as the Fund's independent auditors.

Jeanne D. Wohlers, Committee Chair
Albert Eisenstat, Committee Member
Kenneth E. Scott, Committee Member

American Century Target Maturities Trust

Report of the Audit Committee

The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Directors/Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the
Fund including the auditor's letter and the matters in the written disclosure required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the Fund's independent auditors the overall scope and plans for the audits. The Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees/Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to shareholders for the year ended September 30, 2001. The Committee and the Board also have approved the selection of PricewaterhouseCoopers, LLP as the Fund's independent auditors.

Jeanne D. Wohlers, Committee Chair
Albert Eisenstat, Committee Member
Kenneth E. Scott, Committee Member

            American Century California Tax-Free and Municipal Funds
                    American Century Government Income Trust
                    American Century International Bond Funds
                        American Century Investment Trust
                        American Century Municipal Trust
                   American Century Quantitative Equity Funds
                    American Century Target Maturities Trust

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 2, 2002
      This Proxy is solicited on behalf of the Board of Trustees/Directors

This proxy shall be voted on the Proposals described in the accompanying proxy statement as specified below. By signing below, I (we) appoint as proxies
Charles A. Etherington, Charles C.S. Park, and Anastasia H. Enneking, and each of them, as attorneys, with full power of substitution to vote for the undersigned all shares of common stock I (we) own in the fund(s). The authority
I am (we are) granting applies to the above-referenced meeting and any adjournments of that meeting, with all the power I (we) would have if personally present. The shares represented by this proxy shall be deemed to grant authority to vote FOR all proposals relating to the Company or the series or class, as applicable.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and either return it in the enclosed envelope to: American Century Investments, c/o Proxy
Tabulator, P.O. Box 9043, Smithtown, NY 11787-9831, or fax both sides to 1-888-
____. If you prefer, you can vote online at https://vote.proxy-direct.com. This proxy will not be voted unless it is dated and signed exactly as instructed on this card.

                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com

                    CONTROL NUMBER: 999 9999 9999 999

                    If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly,
                    either party may sign, but the name of the party signing
                    should conform exactly to the name shown on this proxy card.
                    If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated - for example: "ABC
                    Corp., John Doe, Treasurer."

                    __________________________________
                    Signature

                    __________________________________
                    Signature (if held jointly)

                    __________________________________
                    Date

FUNDNAME DROP-IN

Please vote by filling in the appropriate box below. If you do not mark one or more Proposals, your Proxy will be voted FOR each such proposal.

________ To vote FOR all Funds on all Proposals, mark this box. (No other vote is necessary)

1. Election of Trustees/Directors:  01 Albert Eisenstat      02 Ronald J. Gilson    03 Kathryn A. Hall
                                    04 William M. Lyons      05 Myron S. Scholes    06 Kenneth E. Scott
                                    07 James E. Stowers III  08 Jeanne D. Wohlers

         FOR ALL       WITHHOLD ALL      FOR ALL EXCEPT
         _______       ____________      ______________

         To withhold authority to vote for any nominee(s), mark "FOR ALL EXCEPT"
         and write the Nominee number(s) on the line provided: _________________

                 PLEASE SIGN AND DATE THE FRONT OF THIS CARD